                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
[ ]  Confidential for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       AMPAL-AMERICAN ISRAEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       AMPAL-AMERICAN ISRAEL CORPORATION
                          1177 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 29, 2000
                            ------------------------

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the shareholders of Ampal-American Israel Corporation (the "Company" or "Ampal") which will be held at the offices of Kronish Lieb Weiner & Hellman, 1114 Avenue of the Americas, 46th Floor, New York, New York 10036, on Thursday, June 29, 2000, at 9:00 a.m., local time, to consider and act upon the following matters:

     1. To elect directors for the ensuing year, to serve until their successors shall be elected and qualified;

     2.  To adopt the Company's 2000 Incentive Plan.

     3. To transact such other business as may properly come before said meeting or any adjournment thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

     The close of business on May 26, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Please vote, date, sign and mail the enclosed Proxy in the return envelope. You will not need postage if you mail it in the United States. A prompt response will be helpful and appreciated.

                                          By Order of the Board of Directors,

                                          ELI S. GOLDBERG
                                          Vice President -- Legal and Secretary

New York, New York
June 7, 2000

YOUR VOTE IS IMPORTANT. PLEASE VOTE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       AMPAL-AMERICAN ISRAEL CORPORATION

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 29, 2000

     This Proxy Statement is being furnished to the holders of Class A Stock, $1.00 par value (the "Class A Stock"), of Ampal-American Israel Corporation (the "Company" or "Ampal") in connection with the solicitation of proxies on behalf of its Board of Directors (the "Board") for use at the annual meeting of the shareholders of the Company to be held on June 29, 2000 (the "Annual Meeting"). In an effort to present the information contained in this Proxy Statement in a clear manner, the Company has decided to use a question and answer format.

Q:  WHAT AM I VOTING ON?

     - Election of Ampal's nine directors, all for renewal terms and the adoption of the Company's 2000 Incentive Plan.

Q:  WHO IS ENTITLED TO VOTE?

     Holders of the Class A Stock as of the close of business on May 26, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At such date, the Company had 18,922,023 shares of Class A Stock outstanding (excluding treasury shares). Each shareholder is entitled to one vote for each share of Class A Stock held on the Record Date. The Class A Stock does not have cumulative voting rights.

Q:  HOW CAN I GET A COPY OF AMPAL'S ANNUAL REPORT ON FORM 10-K?

     Upon request, the Company will provide without charge to any shareholder entitled to vote at the Annual Meeting a copy of its Annual Report to the Securities and Exchange Commission (the "SEC") on Form 10-K for 1999. Such request should be made to the Secretary of the Company at the address shown on the accompanying Notice of Annual Meeting of Shareholders. The Company's Annual Report on Form 10-K as well as other filings with the Securities and Exchange Commission are available via the Internet at the Company's website at http://www.ampal.com.

Q:  HOW CAN I REVIEW AMPAL'S FINANCIAL STATEMENTS FOR 1999?

     A copy of Ampal's Annual Report to the Shareholders for 1999 containing the Company's 1999 audited financial statements has been mailed to all holders of Class A Stock with this Proxy Statement on or about June 7, 2000.

Q:  WHO ARE THE PRINCIPAL SHAREHOLDERS OF AMPAL AND HOW WILL THEY VOTE?

     As of the Record Date, Rebar Financial Corp. ("Rebar") was the holder of approximately 59% of the outstanding Class A Stock. Rebar is the only holder of more than 10% of the Class A Stock known to the Company. (See page 14 for more details regarding the principal shareholders.) Rebar has advised the Company that it will vote in favor of the Company's slate of nominees for directors and in favor of the 2000 Incentive Plan.

Q:  WHO IS BEARING THE COST OF PREPARING THIS PROXY STATEMENT?

     The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and the Form of Proxy is being borne by the Company. The Company will also reimburse brokers who are holders of record of shares of the Company for their expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

Q:  BESIDES SHAREHOLDERS, WHO ELSE WILL ATTEND THE ANNUAL MEETING?

     Some of the directors of Ampal, senior management of the Company, representatives of Arthur Andersen LLP, whom Ampal has selected to be its independent accountants, and representatives of ChaseMellon Shareholder Services, the Company's transfer agent, will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

Q:  WHAT CONSTITUTES A QUORUM?

     The holders of record of one-third of the outstanding Class A Stock constitute a quorum for the Annual Meeting. Since as of the Record Date 18,922,023 shares of Class A Stock were outstanding (excluding treasury shares), a quorum equals 6,307,341 shares of Class A Stock.

Q:  HOW DO I VOTE USING THE PROXY?

     Sign your name exactly as it appears in the proxy, and return it in the enclosed prepaid envelope. IF YOU SIGN YOUR PROXY BUT DO NOT INDICATE YOUR VOTING PREFERENCES, YOUR VOTE WILL BE COUNTED FOR ALL OF MANAGEMENT'S NOMINEES FOR DIRECTORS AND FOR APPROVAL OF THE 2000 INCENTIVE PLAN.

Q:  MAY I REVOKE MY PROXY?

     A proxy may be revoked at any time before it is exercised at the Annual Meeting by notifying the Company's Secretary in writing or by returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting (although your attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Q:  HOW MANY VOTES ARE NEEDED FOR THE APPROVAL OF EACH ITEM?

     There are differing vote requirements for each of the proposals. The election of a nominee requires a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. (Proxies cannot be voted for a greater number of persons than the number of nominees listed in the Proxy Statement.) The adoption of the 2000 Incentive Plan requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting.

Q:  CAN I ABSTAIN?

     Yes, however, abstentions and "broker non-votes" (i.e. proxies submitted by brokers that do not indicate a vote for the proposal because the holders do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote) will not be considered "votes cast" for purposes of determining the number of affirmative votes required to approve the proposal. Abstentions, broker non-votes, and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will therefore not affect the outcome of the proposal.

Q:  WILL ANY OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING?

     The management does not presently know of any other matters which will be brought before the Annual Meeting. If, however, other matters requiring the vote of the shareholders, not now known or contemplated, do properly come before the meeting or any adjournment thereof, it is the intention of the persons named to vote the proxies held by them in accordance with their judgment in such matters.

           THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO THE NOMINEES
                    FOR ELECTION TO THE BOARD OF DIRECTORS.

Q:  HOW MANY DIRECTORS DOES AMPAL HAVE?

     The Company's By-Laws provide that the entire Board shall be constituted of not less than 3 nor more than 29 persons, with the actual number serving set by the Board. The Board previously set the number of directors at 11, at present there are only nine directors.

Q:  WHO RECOMMENDED THE COMPANY'S SLATE OF NOMINEES?

     Of the nominees set forth in this Proxy Statement and nominated by the Board, all nine were recommended by Rebar.

Q:  WHO ARE MANAGEMENT'S NOMINEES FOR DIRECTORS?

     The following is a description of the nominees, their ages, their principal occupations for the past five years and their tenure on the Board of Directors.

     MICHAEL ARNON, 75, was Chairman of the Board of Directors of Ampal from November 1990 to July 1994. From July 1986 until November 1990, he was President and Chief Executive Officer of Ampal. He became a director of Ampal in 1986.

     BENZION BENBASSAT, 62, has been the President and Chief Executive Officer of D.R.B. Investments Ltd., an investment company of which Messrs. D. Steinmetz and R. Steinmetz are controlling persons, for more than the past five years. He became a director of Ampal in 1997.

     YAACOV ELINAV, 55, has been a Senior Deputy Managing Director of Bank Hapoalim B.M. since August 1992. He became a director of Ampal in 1992.

     KENNETH L. HENDERSON, 45, is an attorney and has been a partner at Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson") since 1987. Robinson provided legal services to Ampal during 1999. He became a director of Ampal in 1998.

     HILLEL PELED, 52, has been President of Inveco International, Inc., a private investment company, since January 1990. From January 1982 to June 1986, he served as Vice President-Finance and Treasurer of Ampal. He became a director of Ampal in 1996.

     DANIEL STEINMETZ, 62, Chairman of the Board of Directors of Ampal, has managed family diamond trading businesses in Israel for more than the past five years. He became a director of Ampal in 1997. Mr. Steinmetz is the father of Raz Steinmetz.

     RAZ STEINMETZ, 36, has managed various investments for his family, including real estate, financial investments and others, since September 1994. From September 1993 through September 1994, he worked as a trainee at Republic National Bank of New York. From September 1991 through July 1993, he attended the University of Pennsylvania, Wharton Business School, where he received a Masters Degree in Business Administration. He served as a director of Ampal and has been the Chairman of the Executive Committee since December 1996. On June 29, 1999, Mr. Steinmetz was elected Chief Executive Officer and President. Mr. Steinmetz is the son of Daniel Steinmetz.

     AVI A. VIGDER, 39, has been a Senior Vice President and Chief Financial Officer of R. Steinmetz (U.S.) Ltd. since November 1998. From June 1997 until October 1998, he was head of Investment Banking at Israel Discount Bank. From January 1994 until December 1996, he was Managing Director of Foreign Trusts Ltd.

     ELIYAHU WAGNER, 59, has been a private real estate developer for more than the past five years.

Q:  WHAT HAPPENS IF A NOMINEE BECOMES UNAVAILABLE FOR ELECTION?

     In case any nominee should become unavailable for election to the Board for any reason, which is presently neither known nor contemplated, the persons named in the proxy will have discretionary authority in that instance to vote the proxies for a substitute.

Q:  FOR HOW LONG WILL EACH DIRECTOR SERVE?

     Each director will serve for a term of one year and until his successor shall be elected and qualified.

Q:  WHAT TYPE OF COMPENSATION DO DIRECTORS RECEIVE?

     Directors of Ampal (other than Mr. R. Steinmetz) receive $500 per Board meeting attended. The Chairman of the Board receives $2,000 per Board meeting attended. Such persons also receive the same amount for attendance at meetings of committees of the Board, provided that such committee meetings are on separate days and on a day other than the day of a regularly scheduled Board meeting. In addition, Directors receive an annual grant of options to purchase 5000 shares of the Company's Class A Stock. The Chairman of the Board receives an annual grant of options to purchase 10,000 shares of the Company's Class A Stock.

Q:  DOES THE BOARD OF DIRECTORS HAVE ANY COMMITTEES?

     Yes. The Board will elect new members to the various committees after the Annual Meeting. The current members, activities and functions of the various committees are as follows:

AUDIT COMMITTEE

     Members: Directors Arnon (Chair), Wagner and Peled

     Number of Meetings in 1999: 1

     Number of times acted by written consent in 1999: 0

     Function: Reviews functions of the outside auditors, auditors' fees and related matters.

EXECUTIVE COMMITTEE

     Members: Directors D. Steinmetz (Chair) Peled and R. Steinmetz.

     Number of Meetings in 1999: 3

     Number of times acted by written consent in 1999: 3

     Function: Meets as necessary between regularly scheduled Board meetings and, consistent with certain statutory limitations, exercises all authority of the Board.

RELATED PARTY TRANSACTIONS COMMITTEE

     Members: Directors Peled (Chair), Arnon and Henderson.

     Number of Meetings in 1999: 2

     Number of times acted by written consent in 1999: 0

     Function: Reviews and passes upon the fairness of business transactions between Ampal and related parties.

STOCK OPTION COMMITTEE

     Members: Directors Wagner (Chair), Arnon and Peled.

     Number of Meetings in 1999: 0

     Number of times acted by written consent in 1999: 0

     Function: Administers the Company's Stock Option Plan and other option grants.

     Ampal does not have a nominating committee or compensation committee. The Executive Committee determines the Company's policy regarding executive compensation.

Q:  DID ALL DIRECTORS ATTEND ALL OF THE BOARD AND COMMITTEE MEETINGS IN 1999?

     All directors attended more than 75% of the aggregate of (1) the total number of Board of Directors meetings held during the period in 1999 for which such individual was a director and (2) the total number of meetings held by all committees of the Board on which such individual served in 1999 (during the period of such service). In total, the Board of Directors held 5 regularly scheduled and special meetings during 1999, and acted by written consent one time during 1999.

Q:  WHO ARE THE COMPANY'S EXECUTIVE OFFICERS?

     Executive officers are elected annually by the Board. The descriptions of Mr. Daniel Steinmetz, Chairman of the Board of Directors of Ampal, and Mr. Raz Steinmetz Chief Executive Officer and President of Ampal can be found above with the descriptions of the nominees for the Board. The following is a description of the executive officers, other than Messrs. D. Steinmetz and R. Steinmetz, their ages, their positions and offices with Ampal or its subsidiaries and their principal occupations and employment during the past five years.

     ELI S. GOLDBERG, 45, has been Vice President-Legal and Secretary of Ampal since November 1998. From September 1996 until November 1998, he was employed as an associate at Lowenstein Sandler P.C. From November 1990 until July 1996, he was employed as Special Assistant to the General Counsel of the Market Transition Facility of New Jersey.

     ALLA KANTER, 42, has been Vice President-Accounting of Ampal since September 1995 and Controller of Ampal since August 1990.

     SHLOMO MEICHOR, 42, assumed the duties of Vice-President Finance and Treasurer of Ampal on April 1, 1998. For more than the past five years, Mr. Meichor was the Finance and Operations Manager of Digital Semi-Conductors Israel, a semi-conductor subsidiary of Digital Equipment Corporation.

Q:  HOW ARE THE COMPANY'S EXECUTIVES COMPENSATED?

     The table below presents information regarding remuneration paid or accrued for services to Ampal and its subsidiaries by the named executive officers below during the three fiscal years ended December 31, 1999, 1998 and 1997.

                          EXECUTIVE COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                 ANNUAL COMPENSATION           NUMBER OF
                                           --------------------------------    SECURITIES
                                                               OTHER ANNUAL    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY    BONUS    COMPENSATION   OPTIONS(15)    COMPENSATION
---------------------------         ----   --------   ------   ------------   ------------   ------------
Raz Steinmetz(1)..................  1999   $176,123              $10,097(2)     $30,000        $ 41,085(17)
  (Chief Executive Officer          1998    144,002                7,417(2)                      33,559(6)
  and President)                    1997    100,342                5,599(2)                      21,219(7)
Yehoshua Gleitman(5)..............  1999    249,055                7,780(2)           0          61,726(16)
  (Chief Executive Officer)         1998    247,060               23,118(2)                      65,552(3)
                                    1997    179,756               23,843(2)                      37,444(4)
Shlomo Meichor(8).................  1999    180,317                7,701(2)      24,000          37,609(18)
  (Vice President-Finance           1998    122,795                9,735(2)                      31,869(9)
  and Treasurer)
Alla Kanter(10)...................  1999    116,300    9,700                     15,000          15,598(21)
  (Vice President-Accounting        1998    107,310    9,000                                     14,362(11)
  and Controller)                   1997     82,525                                               9,229(12)
Shlomo Shalev(13).................  1999    167,887                5,973(2)      20,000          34,212(20)
  (Vice President-Business
  Development)
Nitzan Yanovski(14)...............  1999    153,295                6,886(2)      20,000          36,467(19)
  (Vice President-Business
  Development)

---------------
 (1) Mr. Steinmetz has been employed by Ampal since January 1, 1997 and was appointed C.E.O. and President effective July 1, 1999. Pursuant to an employment agreement dated January 1, 1997, Mr. Steinmetz is entitled to receive a base salary of $175,000 (payable in Shekels) per annum (plus benefits), the total for 1999 was $227,305. His agreement can be terminated by either party upon thirty days notice.

 (2) Consists of amounts reimbursed for the payment of taxes.

 (3) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $39,070, (ii) Ampal (Israel)'s education fund of $18,511 and (iii) use of a car of $7,971.

 (4) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $23,962 and (ii) Ampal (Israel)'s education fund of $13,482.

 (5) Dr. Gleitman was Chief Executive Officer of Ampal from May 28, 1997 until his resignation on July 1, 1999.

 (6) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $22,778 and (ii) Ampal (Israel)'s education fund of $10,781.

 (7) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $13,579 and (ii) Ampal (Israel)'s education fund of $7,640.

 (8) Mr. Shlomo Meichor has been employed by Ampal since March 1, 1998 and was appointed Vice President-Finance and Treasurer of Ampal, effective April 1, 1998. Pursuant to an employment agreement, dated March 5, 1998, Mr. Meichor receives a base salary of $144,000 per annum, adjusted annually in accordance with the United States consumer price index (payable in Shekels) plus benefits and use of a car. His agreement can be terminated upon two months' notice and after the two months' notice period expires Mr. Meichor is entitled to receive his salary for an additional four months.

 (9) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $19,323, (ii) Ampal (Israel)'s education fund of $9,155 and (iii) use of a car of $3,391.

(10) Ms. Kanter has been Vice President-Accounting of Ampal since September 1995 and Controller of Ampal since August 1990.

(11) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $10,873; and (ii) Ampal's Savings Plan of $3,489.

(12) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $6,753; and (ii) Ampal's Savings Plan of $2,476.

(13) Mr. Shlomo Shalev has been employed by Ampal since August 1997. From July 1994 until July 1997, Mr. Shalev served as the Commercial Attachee of the Government of Israel for the West Coast region of the United States. Mr. Shalev served as Vice President-Business Development of Ampal from July 1, 1999 to December 15, 1999.

(14) Mr. Nitzan Yanovski has been employed by Ampal since January 1991. Mr. Yanovski served as Vice President-Business Development of Ampal from July 1, 1999 to December 15, 1999.

(15) Represents the number of shares of Class A Stock underlying options granted to the named executive officers.

(16) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $39,422; (ii) Ampal (Israel)'s education fund of $14,504 and (iii) use of a car of $7,800.

(17) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $27,877; and (ii) Ampal (Israel)'s education fund of $13,208.

(18) Comprised of Ampal (Israel)'s Pension Plan of $22,833; (ii) Ampal (Israel)'s education fund of $10,818; and (iii) use of a car of $3,958.

(19) Comprised of Ampal (Israel)'s contribution to: (i) Ampal (Israel)'s Pension Plan of $20,550; (ii) Ampal (Israel)'s education fund of $9,966; and (iii) use of a car of $5,951.

(20) Comprised of Ampal (Israel)'s contribution pursuant to: (i) Ampal (Israel)'s Pension Plan of $19,176; (ii) Ampal (Israel)'s education fund of $9,085; and (iii) use of a car of $5,951.

(21) Comprised of Ampal's contribution pursuant to: (i) Ampal's Pension Plan of $11,827; and (ii) Ampal's Savings Plan of $3,771.

Q:  HOW MANY OPTIONS DO THE EXECUTIVE OFFICERS OWN?

                         FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                    OPTIONS AT FISCAL           MONEY OPTIONS AT FISCAL
                                                       YEAR-END(1)                      YEAR-END
                                               ----------------------------   ----------------------------
NAME                                           EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                                           -----------    -------------   -----------    -------------
Yehoshua Gleitman............................    562,500(2)           0        $492,188         $     0
Raz Steinmetz................................     15,000         15,000        $ 18,750         $18,750
Shlomo Meichor...............................     12,000         12,000        $ 15,000         $15,000
Alla Kanter..................................      7,500          7,500        $  9,375         $ 9,375
Shlomo Shalev................................     10,000         10,000        $ 12,500         $12,500
Nitzan Yanovski..............................     10,000         10,000        $ 12,500         $12,500

---------------
(1) This table represents the total number of shares of Class A Stock subject to stock options held by each of the named executive officers at December 31, 1999.

(2) Dr. Gleitman's options are exercisable until December 31, 2000.

                          OPTION GRANTS IN FISCAL YEAR

     The following table sets forth certain information regarding stock options granted to purchase our Class A Stock to our named executive officers during fiscal year 1999:

                                                                                                 POTENTIAL REALIZABLE VALUE AT
                                          % OF TOTAL                                             ASSUMED ANNUAL RATES OF STOCK
                          NUMBER OF        OPTIONS                                               PRICE APPRECIATION FOR OPTION
                         SECURITIES       GRANTED TO    EXERCISE    MARKET PRICE                              TERM
                         UNDERLYING      EMPLOYEES IN   PRICE PER    ON DATE OF     EXPIRATION   ------------------------------
        NAME           OPTIONS GRANTED   FISCAL YEAR      SHARE         GRANT          DATE       0%        5%          10%
        ----           ---------------   ------------   ---------   -------------   ----------   -----   ---------   ----------
Raz Steinmetz........      30,000            19.6%        $8.00         $8.00        12-14-04      0      $66,308     $146,522
Shlomo Meichor.......      24,000            15.7%        $8.00         $8.00        12-14-04      0      $53,046     $117,218
Alla Kanter..........      15,000             9.8%        $8.00         $8.00        12-14-04      0      $30,154     $ 73,261
Shlomo Shalev........      20,000            13.1%        $8.00         $8.00        12-14-04      0      $44,205     $ 97,682
Nitzan Yanovski......      20,000            13.1%        $8.00         $8.00        12-14-04      0      $44,205     $ 97,682

Q:  WHAT OTHER BENEFITS DOES THE COMPANY HAVE FOR ITS EMPLOYEES?

     Ampal maintains a money purchase pension plan ("Pension Plan") for its eligible employees. Eligible employees are all full-time employees of Ampal except non-resident aliens, night-shift employees and employees represented by a collective bargaining unit. Ampal's contribution is equal to 7% of each employee's compensation plus 5.7% of the compensation in excess of the Social Security taxable wage base for that year.

     Employees become vested in amounts contributed by Ampal depending on the number of years of service worked, as provided in the following table:

                                                                VESTED
YEARS OF SERVICE                                              PERCENTAGE
----------------                                              ----------
less than 2 years...........................................       0%
2 but less than 3 years.....................................      20%
3 but less than 4 years.....................................      40%
4 but less than 5 years.....................................      60%
5 but less than 6 years.....................................      80%
6 or more years.............................................     100%

     Benefits under the Pension Plan are paid in a lump sum, in an annuity form or in installments.

     Ampal maintains a savings plan (the "Savings Plan") for its eligible employees pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Eligible employees are all employees of Ampal except non-resident aliens, night-shift employees and employees represented by a collective bargaining unit. Participation by employees in the Savings Plan is voluntary. Participating employees may direct that a specific percentage of their annual compensation (up to 15%) be contributed to a self-directed 401(k) savings account. The amount which any employee could contribute to his or her 401(k) savings account in 1998 was limited under the Code to $10,000. Effective January 1, 1996, the Savings Plan was amended so that Ampal matches 50% of each employee's contribution up to a maximum of 3% of the employee's compensation. Employees who were eligible to participate in the Savings Plan as of December 31, 1995 are 100% vested at all times in the account balances maintained in their 401(k) savings account and employees who became eligible to participate in the Savings Plan on or after January 1, 1996, become vested in amounts contributed by Ampal depending on the number of years of service worked, as provided in the following table:

                                                                VESTED
YEARS OF SERVICE                                              PERCENTAGE
----------------                                              ----------
less than 2 years...........................................       0%
2 but less than 3 years.....................................      20%
3 but less than 4 years.....................................      40%
4 but less than 5 years.....................................      60%
5 but less than 6 years.....................................      80%
6 or more years.............................................     100%

     Benefits under the Savings Plan are required to be paid in a single, lump-sum distribution. Payment is usually made after termination of employment.

     In 1994, Ampal established a Supplementary Executive Retirement Plan ("SERP") for its eligible employees. Ampal's obligation under the SERP is to pay to affected employees the amount that would have been paid to them by the Pension Plan but for the operation of Section 401(a)(17) of the Code.

Q:  DOES AMPAL HAVE AN ACTIVE STOCK OPTION PLAN?

     In March 1998, the Board approved a Long-Term Incentive Plan (the "1998 Plan") permitting the granting of options to all employees, officers, directors and consultants of the Company and its subsidiaries to purchase up to an aggregate of 400,000 shares of Class A Stock. The options granted may be either incentive stock options, at an exercise price to be determined by the Committee but not less than 100% of the fair market value of the underlying options on the date of grant, or non-incentive stock options, at an exercise price to be determined by the Committee. The Committee may also grant, at its discretion, "restricted stock", "dividend equivalent awards", which entitle the recipient to receive dividends in the form of Class A Stock, cash or a combination of both and "stock appreciation rights," which permit the recipient to receive an amount in the form of Class A Stock, cash or a combination of both, equal to the number of shares of Class A Stock with respect to which the rights are exercised multiplied by the excess of the fair market value of the Class A Stock on the exercise date over the exercise price. The 1998 Plan remains in effect for a period of ten years.

     Also in March 1998, the Company entered into a Stock Option and Stock Purchase Agreement ("the Agreement") with Dr. Gleitman, the Company's then CEO. Pursuant to the Agreement, Dr. Gleitman was granted options to purchase up to 1,000,000 shares of the Company's Class A Stock. The Company also granted, based on certain terms and conditions, the rights to purchase ("Share Purchase Rights"), at a discount, up to 200,000 shares of the Company's Class A Stock. On June 29, 1999, Dr. Gleitman announced his resignation, effective July 1, 1999. The Agreement that the Company entered into with Dr. Gleitman in 1998 was terminated on the date of his resignation. Upon Dr. Gleitman's resignation, 437,500 stock options and 100,000 stock rights have been forfeited.

Q:  WHAT IS THE COMPANY'S POLICY REGARDING EXECUTIVE COMPENSATION?

     The Executive Committee of the Board, whose current members are Hillel Peled, Daniel Steinmetz and Raz Steinmetz, pursuant to authority delegated by the Board to create a policy related to executive compensation, determined that the Company's policy for 1999 regarding executive compensation reflects the following:

        The assets of the Company are almost entirely located in Israel, where macro-economic and political factors have a greater influence on the performance of the Company and its investees than is the case of businesses in the United States. Consequently, performance of the Company and its investees, to the extent the Executive Committee believes it is unrelated to general economic conditions in Israel, is a factor in determining executive compensation; but it is not the only factor in determining compensation. Executives are also to be compensated on a basis which reflects (i) their contribu-tions to long-term strategic planning and management, as this has the most beneficial effect upon the enhancement of shareholder value and
        (ii) changes in the cost of living.

Q:  WHO DETERMINES THE COMPANY'S POLICY REGARDING EXECUTIVE COMPENSATION?

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, members of the Executive Committee which functions as the compensation committee of Ampal included: Mr. Hillel Peled, President of Inveco International, Inc.; Mr. Raz Steinmetz, Chief Executive Officer and President of Ampal; and Mr. Daniel Steinmetz, Chairman of the Board of Ampal (Chairman). Mr. Daniel Steinmetz was appointed to the Executive Committee as of April 28, 1998.

                 THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO
                            THE 2000 INCENTIVE PLAN

Q:  HAS THE BOARD APPROVED THE PLAN?

     Yes, the Board approved the Plan on March 27, 2000.

Q:  WHAT ARE THE ESSENTIAL FEATURES OF THE PLAN?

     The essential features of the Plan are summarized below:

GENERAL

     The Plan became effective when the Board approved the Plan and will continue in effect until March 26, 2010. All awards granted pursuant to the Plan prior to the Annual Meeting will be subject to shareholder approval of the Plan. As of June 7, 2000 options to purchase a total of 2,375,000 shares of the Company's Class A Stock have been granted under the plan subject to shareholder approval of the plan. All employees, officers, directors and consultants of Ampal and its subsidiaries are eligible for selection to receive awards under the Plan. All capitalized terms not defined herein have the meanings set forth in the Plan.

     The Plan will be administered by a committee of the Board constituting the Stock Option Committee (the "Committee"). The Committee has the authority, in its sole discretion, to grant awards under the Plan, to interpret the provisions of the Plan and, subject to requirements of applicable law, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award as it may deem necessary or advisable. The Committee has the authority to interpret and construe the provisions of the Plan and any Share Option Agreement which shall be final and binding on all persons.

AWARDS UNDER THE PLAN

     Incentive Share Options and Nonqualified Options. Incentive Stock Options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Nonqualified Options that do not meet such requirements are both available for grant under the Plan. The exercise price of options will be set by the Committee and stated in the Share Option Agreement and, in the case of ISOs, may not be less than 100% of fair market value of the underlying shares on the date of grant.

     Share Appreciation Rights. The Plan provides that share appreciation rights ("SARs") may be granted in conjunction with all or part of any Option granted under the Plan, as follows: (i) in the case of a Nonqualified Option, SARs may be granted either at the time of the grant of the option or at any later time during the term of the Option; and (ii) in the case of an ISO, SARs may be granted only at the time of the grant of the Option. An SAR is exercisable only to the extent the related Option is exercisable. Upon the exercise of a SAR, a recipient is entitled to receive up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of the then fair market value of one Share over the option price per Share specified in the related Option multiplied by the number of Shares in respect of which the SAR shall have been exercised.

     Reload Options. The Committee may grant, concurrently with the award of any Option (each an "Underlying Option"), one or more reload options (each a "Reload Option") to any participant of the Plan to purchase for cash or Shares a number of Shares equal generally to the number of Shares delivered by the participant to the Company to exercise the Underlying Option. Although an Underlying Option may be an ISO, a Reload Option is not intended to qualify as an ISO. A Reload Option may be granted in connection with the exercise of an Option that is itself a Reload Option. Each Reload Option will have the same expiration date as the Underlying Option and an exercise price equal to the fair market value of the Shares on the date of grant of the Reload Option.

     Share Purchase Awards. The Committee may award share purchase awards to employees. Participants who are granted a share purchase award are provided with a share purchase loan to enable them to pay the purchase price for the Shares acquired pursuant to the Award. A share purchase loan will have a term as determined by the Committee. The purchase price of Shares acquired with a share purchase loan is the fair market value on the date of the Award. The Plan provides that up to 100% of the share purchase loan may be forgiven over the loan term subject to such terms and conditions as the Committee shall determine. At the end of the loan term, the unpaid balance will be due and payable. The interest rate, if any, on a share purchase loan will be determined by the Committee. Share purchase loans will be secured by a pledge to the Company of the Shares purchased pursuant to the share purchase Award and loans will be recourse or non-recourse to a participant as determined by the Committee.

     If a participant's employment with the Company is terminated for any reason other than death or permanent disability, the balance of the share purchase loan to such participant will be immediately due and payable unless otherwise determined by the Committee. If a participant's employment terminates by reason of death, disability, termination without "cause" or a "change in control," the balance of such participant's share purchase loans may be forgiven in whole or in part by the Committee in its discretion.

     Restricted Share Awards. The Committee may grant awards of restricted Shares. Awards of Shares granted under the Plan may be subject to forfeiture until such restrictions, terms and conditions as the Committee may determine lapse or are fulfilled, as the case may be. Grants may consist of newly issued Shares, Shares held in treasury or a combination. The Committee will determine how the price for the Shares, if any, may be paid. Generally a participant obtaining a restricted share award will have all the rights of a shareholder, including the right to receive dividends. Restricted Shares will be issued in the name of the participant and held in escrow until any applicable restrictions lapse or terms and conditions are fulfilled. Until the restrictions are eliminated, restricted Shares may not be transferred. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met.

     Deferred Share Award. The Committee may award to directors, officers or other key employees of the Company the right to receive Shares that are not to be distributed to the participant until after a deferral period ("Deferred Share Award"). Such deferred awards may be granted either alone or in addition to the grant of other Awards. The Committee may determine the duration of the period (the "Deferral Period") during which, and the condition under which, receipt of the Shares will be deferred, and the terms and conditions of the award. During such Deferral Period, a Deferred Share Award may not be sold, assigned, transferred, pledged or otherwise encumbered and may be subject to a risk of forfeiture during the Deferral Period as specified by the Committee. Upon termination of employment, the participant forfeits the right to the Shares to the extent the applicable performance standards, length of service requirements, or other measurement criteria have not been met. If a participant's employment terminates by reason of death or permanent disability during the Deferral Period, or in cases of special circumstances, the Committee may waive any or all of the remaining deferral limitations. In addition, prior to completion of the Deferral Period, a participant may elect to further defer receipt of the award for a specified period or until a specified event, subject in each case to the approval of the Committee and under such terms as are determined by the Committee.

     Other Share Based Awards. The Committee may grant Shares or other Share based awards that are related to or similar to the awards described above.

     Shares Available for Awards. The maximum number of Shares available for awards under the Plan is 4,000,000. The maximum number of Shares with respect to which awards may be granted to any employee during any fiscal year is 500,000 Shares.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following summary generally describes the principal United States federal (and not state and local) income tax consequences of Awards granted under the Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to the Company. The provisions of the United States Internal Revenue Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect. Except as specifically set forth below, this summary describes the tax consequences to persons who are citizens or residents of the United States.

     Nonqualified Options. If an option that is not an ISO is granted in accordance with the terms of the Plan, no income will be recognized by the recipient at the time the option is granted. On exercise of such stock option, the amount by which the fair market value of the Shares on the date of the exercise exceeds the purchase price of the Shares will generally be taxable to the recipient as ordinary income, and generally will be deductible for tax purposes by the Company (or one of its subsidiaries) in the year in which the recipient recognizes the ordinary income. The disposition of shares acquired upon exercise of any stock option will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the stock option.

     Incentive Share Options. If an ISO is granted in accordance with the terms of the Plan, no income will be recognized by the recipient at the time the ISO is granted. On exercise of an ISO, the recipient will generally not recognize any income and the Company (and its subsidiaries) will generally not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the recipient to the alternative minimum tax. The disposition of shares acquired upon exercise of an ISO will ordinarily result in long-term capital gain or loss. However, if the recipient disposes of the shares acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the recipient will generally recognize ordinary income, and the Company (or one of its subsidiaries) will generally be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the Shares on the date the ISO is so exercised over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the recipient on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

     Share Appreciation Rights. If a SAR is granted in accordance with the terms of the Plan, no income will be recognized by the recipient at the time the SAR is granted. The amount of any cash (or the fair market value of any Shares) received upon the exercise of SARs under the Plan will be included in the holder's ordinary income and the Company (or one of its subsidiaries) will be entitled to a deduction for such amount.

     Reload Options. A participant will not be subject to tax at the time a Reload Option is granted (except for any income recognized upon the exercise of a nonqualified option in connection with the time of grant of the Reload Option). A Reload Option will constitute a nonqualified option for federal income tax purposes and will be taxed as such in the manner described above.

     Restricted Awards. If restricted stock is awarded in accordance with the terms of the Plan, no income will be recognized by the recipient at the time the Award is made. Generally, a participant who is awarded restricted stock will be required to include in his ordinary income, as compensation, the fair market value of the restricted stock upon the lapse of the applicable forfeiture provisions, plus the amount of any dividend equivalents on the restricted stock, less any amount paid for the Shares. The recipient may elect (by making a filing with the Internal Revenue Service within 30 days of the date of "transfer" of the restricted stock), however, to include in his ordinary income, as compensation, at the time the restricted stock is first issued, the fair market value of such restricted stock at the time of receipt, less any amount paid. Absent the making of this election, any cash dividends or other distributions paid with respect to restricted stock prior to lapse of the applicable restriction must be included in the recipient's ordinary income as compensation at the time of receipt. In each case, the Company (or one of its subsidiaries) will be entitled to a deduction in the same amount as the recipient recognizes compensation income.

     Share Purchase Awards. A participant who receives a share purchase award incurs no tax liability and the Company does not receive any deduction at the time Shares are acquired through a share purchase award. However, to the extent the share purchase loan in forgiven, the participant will be required to recognize income in an amount equal to the forgiven portion of the loan. The Company will be entitled to take a deduction for tax purposes at the same time. In general, stated interest paid or accrued on a share purchase loan will be taxable income to the Company, and may or may not be deductible by the participant. In general, to the extent a share purchase loan does not state adequate interest, interest may be imputed, resulting in the participant recognizing compensation income; however, where the right to benefit from a below market rate of interest is contingent on the participant being a current employee, the employee will generally incur a commensurate interest expense (which may or may not be deductible by the participant).

     Withholding. Applicable withholding taxes may be withheld in connection with any Award under the Plan. The Committee has the discretion to allow a participant to satisfy its withholding tax obligations with Shares or with cash.

     Nonresident Aliens. In general, persons who are nonresident aliens for United States tax purposes are subject to tax only on their share of United States source income. In the case of ordinary income attributable to options, the portion that is considered United States sourced is based on an allocation of the number of days worked within and without the United States during the applicable period of time. The applicable period of time is generally the period of time that the option was intended to reward the Optionee for rendering services. For example, the applicable period for unvested options generally includes the vesting period and the applicable period for immediately exercisable options generally includes the applicable prior periods (if the option is intended to compensate for past services) or the period during which the option was held before exercise (if the option was intended to compensate for future services). The allocation percentage generally equals the number of days worked for the Company in the United States during the applicable period divided by the total number of days worked for the Company worldwide during the applicable period.

     Except as provided in an applicable income tax treaty, United States source compensation income from options is subject to a 30% withholding tax (for directors) or federal, state and local wage withholding (for employees). Under the United States-Israel Income Tax Treaty, however, directors who are Israeli citizens are not subject to the 30% withholding tax provided they are not present in the United States for 183 days or more during the taxable year.

Q:  HOW DOES THE BOARD RECOMMEND I VOTE?

     The Board recommends a vote FOR approval of the Plan and it is intended that proxies not marked to the contrary will be so voted.

Q:  CAN I SEE A COPY OF THE PLAN?

     A copy of the Plan is attached as an exhibit to this Proxy Statement.

                 THE FOLLOWING QUESTIONS AND ANSWERS RELATE TO
                          THE COMPANY'S CLASS A STOCK.

Q:  HOW HAS THE COMPANY'S STOCK PERFORMED OVER THE PAST FIVE YEARS?

     The following graph compares the percentage change in cumulative total return (change in the stock price plus reinvested dividends) of Ampal Class A Stock, the S&P Composite -- 500 Index and a peer group index composed of Koor Industries (an Israeli holding company), First Israeli Fund (an American closed-end fund that acquires equity interests in companies located in Israel) and Foreign and Colonial Emerging Middle East Fund (an American closed-end fund that acquires equity and debt securities of companies located in Israel, Egypt, Jordan, Morocco, Oman, Tunisia and Turkey) for the period December 31, 1994 through December 31, 1999.* The comparisons in this table are required by the SEC. The stock price performances shown on the graph are not intended to forecast or be indicative of future price performance.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                    AMONG AMPAL-AMERICAN ISRAEL CORPORATION,
[COMPARISON CHART]     THE S&P 500 INDEX AND A PEER GROUP

                                                     AMPAL-AMERICAN
                                                   ISRAEL CORPORATION              PEER GROUP                   S & P 500
                                                   ------------------              ----------                   ---------
12/94                                                   100.0000                    100.0000                    100.0000
12/95                                                    81.8923                    102.2020                    137.5830
12/96                                                    78.8720                     93.4816                    169.1720
12/97                                                    80.3084                    121.3630                    225.6140
12/98                                                    68.6915                    101.3390                    290.0860
12/99                                                   153.3110                    124.7860                    351.1330

---------------
* $100 Invested on 12/31/94 in stock or Index. Including Reinvestment of Dividends. Fiscal year ending December 31.

Q:  WHO ARE AMPAL'S PRINCIPAL SHAREHOLDERS?

     The following table sets forth information as of May 26, 2000 as to the holders known to Ampal who beneficially own more than 5% of the Class A Stock, the only outstanding series of voting securities of Ampal. For purposes of computation of the percentage ownership of Class A Stock set forth in the table, conversion of any 4% Cumulative Convertible Preferred Stock (the "4% Preferred Stock") and 6 1/2% Cumulative Convertible Preferred Stock (the "6 1/2% Preferred Stock") owned by such beneficial owner has been assumed, without increasing the number of shares of Class A Stock outstanding by amounts arising from possible conversions of convertible securities held by shareholders other than such beneficial owner. As at May 26, 2000, there were outstanding 18,922,023(not including treasury shares) shares of Class A Stock of Ampal. In addition, there were outstanding 641,687 non-voting shares of 6 1/2% Preferred Stock (each convertible into 3 shares of Class A Stock) and 158,535 non-voting shares of 4% Preferred Stock (each convertible into 5 shares of Class A Stock).

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                   NUMBER OF SHARES     PERCENT OF
                                                                    AND NATURE OF       OUTSTANDING
                                                                      BENEFICIAL         SHARES OF
NAME AND ADDRESS OF BENEFICIAL OWNER             TITLE OF CLASS       OWNERSHIP        CLASS A STOCK
------------------------------------             --------------    ----------------    -------------
Daniel Steinmetz...............................  Class A Stock     11,115,112 shs.(1)       59%
Rebar Financial Corp.
c/o Icaza, Gonzalez-Ruiz
& Aleman (BVI) Ltd.
Wickhams Cay, Road Town,
Tortola, British Virgin Islands
Raz Steinmetz..................................  Class A Stock     11,115,112 shs.(1)       59%
Rebar Financial Corp.
c/o Icaza, Gonzalez-Ruiz
& Aleman (BVI) Ltd.
Wickhams Cay, Road Town,
Tortola, British Virgin Islands
Rebar Financial Corp...........................  Class A Stock     11,115,112 shs.(1)       59%
c/o Icaza, Gonzalez-Ruiz
& Aleman (BVI) Ltd.
Wickhams Cay, Road Town,
Tortola, British Virgin Islands

---------------
(1) Consists of 11,115,112 shares of Class A Stock held directly by Rebar, as reported by Mr. Daniel Steinmetz, Mr. Raz Steinmetz and Rebar on Amendment 11 to Form 13D, dated September 12, 1999, filed with the SEC. Mr. Raz Steinmetz is the President of Rebar and Mr. Daniel Steinmetz is the Vice President. They are the sole directors of Rebar and beneficially own, directly and indirectly, 96% and 4% of the outstanding equity of Rebar, respectively. Certain of the shares of Class A Stock held by Rebar have been pledged to The First International Bank of Israel Ltd.

Q:  WHAT PERCENTAGE OF CLASS A STOCK DO THE DIRECTORS AND OFFICERS OWN?

     The following table sets forth information as of May 26, 2000 as to each class of equity securities of Ampal or any of its subsidiaries beneficially owned by each director and named executive officer of Ampal listed in the Summary Compensation Table and by all directors and named executive officers of Ampal as a group. All ownerships are direct unless otherwise noted. The table does not include directors or named executive officers who do not own any such shares:

                                              NUMBER OF SHARES AND     PERCENT OF
                                              NATURE OF BENEFICIAL     OUTSTANDING
                                              OWNERSHIP OF CLASS A      SHARES OF
NAME                                                 STOCK            CLASS A STOCK
----                                          --------------------    -------------
Yehoshua Gleitman...........................          239,817               1%
Daniel Steinmetz............................       11,115,112(1)           59%
Raz Steinmetz...............................       11,115,112(1)           59%
Benzion Benbassat...........................            1,000                *
All Directors and Executive Officers as a
  Group.....................................       11,355,929              60%

---------------
 *  Represents less than 1% of the class of securities.

(1) Attributable to 11,115,112 shares of Class A Stock held directly by Rebar. See "Security Ownership of Certain Beneficial Owners.".

                           MISCELLANEOUS INFORMATION

Q: HAVE THE COMPANY'S OFFICERS, DIRECTORS AND SHAREHOLDERS FILED ALL APPROPRIATE REPORTS WITH THE SEC?

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Ampal's officers and directors, and persons who own more than 10% of a registered class of Ampal's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. These persons are required by regulation of the SEC to furnish Ampal with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, Ampal believes that, during 1999, Ampal's officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements.

Q:  DOES THE COMPANY ENTER INTO TRANSACTIONS WITH AFFILIATED PARTIES?

     The Board of Directors of Ampal maintains a Related Party Transactions Committee comprised of independent directors which reviews and passes upon the fairness of any business dealings and arrangements (other than borrowings on then prevailing market terms or deposits made in the ordinary course of business) between Ampal and any affiliated party. With certain exceptions, Ampal may not enter into transactions with any officer, director or principal shareholder of Ampal, without first obtaining the approval of the Related Party Transactions Committee or a majority of the disinterested members of the Board of Directors or the shareholders.

     The management of Ampal believes that all of the following transactions were done on terms which were no less advantageous to Ampal than could have been obtained from unaffiliated third parties.

     For the period from January 1, 1999 to July 5, 1999, Hapoalim was the beneficial owner of more than five percent of Ampal's voting securities. On July 6, 1999, the Company acquired all of Hapoalim's holdings in Ampal (see Note 3). Commencing with the third quarter of 1999, transactions with Hapoalim and its related party which were reflected as related parties transactions in the Company's consolidated financial statements through June 30, 1999 are no longer reflected as transactions with a related party. Ampal borrows and receives deposits from Hapoalim and its subsidiaries. During the period ended June 30, 1999, the largest amount of such indebtedness outstanding at any one time was $63,563,000 and interest expense thereon was $2,307,000. Additionally, Ampal makes loans to and maintains deposits with Hapoalim and its subsidiaries. The largest amount of such loans and deposits at any one time during the period ended June 30, 1999 was $36,234,000 and interest income thereon was $578,000. Such loans and borrowings were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and, in the opinion of the management of Ampal, do not involve more than normal risk of collectibility or present other unfavorable features.

     In connection with the Company's investment in MIRS, the Company borrowed $35 million from Hapoalim. The loan (the "Short-Term Loan") had a term of 90 days and bore interest at a rate of LIBOR plus .5%. On May 4, 1998, the Company received a long-term loan from Hapoalim in the amount of $36.4 million. The loan is due on March 31, 2008 and bears interest at a rate of LIBOR plus .8%. The principal payments are due as follows: 10% on March 31, 2004, 15% on March 31, 2005 and 25% on each of the following dates -- March 31, 2006, 2007 and 2008. Interest will be paid annually on March 31 of each year from March 31, 2001 until and including March 31, 2008. The proceeds from the long-term loan were used to repay the Short-Term Loan.

     In March 1998, the Company transferred its interest in MIRS to a limited partnership (the "Partnership"). A wholly-owned Israeli subsidiary of Ampal (the "General Partner") is the general partner of the Partnership and owns 75.1% of the Partnership. The limited partners of the Partnership purchased their interests in the Partnership from the Partnership and include (i) an entity owned by Daniel Steinmetz and Raz Steinmetz (directors of Ampal and the controlling persons of Ampal's principal shareholder), (ii) Hapoalim, (iii) an entity owned by Dr. Yehoshua Gleitman, Ampal's then Chief Executive Officer and
(iv) an unrelated third party. The related parties purchased their limited partnership interests on the same terms as an unrelated third party which were determined through arm's length negotiations between the Company and the unrelated third party. A portion of Dr. Gleitman's entity's purchase price was obtained through two loans aggregating $250,000 from the Company. One loan, in the amount of $150,000, has a term of 10 years, an interest rate of LIBOR plus
 .8% and is without recourse to Dr. Gleitman. The second loan, in the amount of $100,000, has a term of 10 years, an interest rate of LIBOR plus .5% and is with recourse to Dr. Gleitman. Both loans are secured by Dr. Gleitman's interest in the Partnership.

     On November 18, 1998, Dr. Gleitman exercised his rights to purchase 100,000 Class A shares at 80% of its value based on the 30 day average sales price on that date. In connection with that purchase, on December 28, 1998, Dr. Gleitman received a loan from the Company in the amount of $210,000, at a variable interest rate equal to LIBOR (5.25% as of December 31, 1998); interest payable quarterly. The loan matures prior to the year 2001.

     Ampal subleases 4,960 rentable square feet of office space leased by Hapoalim at 1177 Avenue of the Americas, New York City under a sublease which expires on August 30, 2009. The base rent which commenced in September 1994, is $169,000, subject to escalation. In 1999, Ampal's total payments to Hapoalim in connection with this lease totalled $183,000.

     The Company leases office space in various locations in Israel to Hapoalim and received rental payments of $1,755,000 in 1999.

     As of December 31, 1999 the Company leases only one bank branch, located in Bnei Brak, to Hapoalim for an annual rent of $346,000.

     Once in 1999, and on three separate occasions during the first quarter of 2000, an entity controlled by Raz Steinmetz, Chief Executive Officer, President and a director of Ampal and a controlling person of the largest shareholder of Ampal, and Ampal made concurrent investments in certain companies on the same terms and conditions. In each of such cases, the Steinmetz-controlled entity introduced Ampal to the investment opportunity. In March 1999, Ampal and Cavallo Capital Corporation, an entity controlled by Raz Steinmetz, each loaned $3 million to WorldGate Communications, Inc. and received warrants in connection with the loan. In March 2000, Ampal and Cavallo Capital Corporation, an entity controlled by Raz Steinmetz, invested $2 million and $4 million respectively, in Sonic Foundry, Inc. In March, 2000, Ampal and Cavallo Capital Corporation, an entity controlled by Raz Steinmetz, invested $1 million and $3 million, respectively, in APA Optics, Inc. In March, 2000, Ampal and Cavallo Capital Corporation, an entity controlled by Raz Steinmetz, each invested $1 million in Seranova, Inc., a subsidiary of Intelligroup, Inc.

Q:  DOES THE COMPANY HAVE DIRECTORS AND OFFICERS LIABILITY INSURANCE?

     Effective January 30, 2000, the Company purchased a Directors and Officers Liability policy in the amount of $30,000,000 issued by Aryeh Insurance Company of Israel Ltd. The cost of the policy, which expires January 31, 2002, was $325,541. This policy provides coverage to all of the officers and directors of the Company and of those subsidiaries of which the Company owns more than 50% of the outstanding voting stock.

Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2001 MEETING DUE?

     Any holder of Class A Stock who wishes to submit a proposal to be presented at the next annual meeting of shareholders must forward such proposal to the Secretary of the Company at the address in the Notice of Annual Meeting so that it is received by the Company no later than February 28, 2001. Such a proposal must comply with such rules as may be prescribed from time to time by the SEC regarding proposals of security holders.

                                          By Order of the Board of Directors,

                                          ELI S. GOLDBERG
                                          Vice President -- Legal and Secretary

June 7, 2000

                                                               As Adopted by the
                                                              Board of Directors
                                                                  March 27, 2000

                       AMPAL-AMERICAN ISRAEL CORPORATION
                              2000 INCENTIVE PLAN

     AMPAL-AMERICAN ISRAEL CORPORATION, a corporation formed under the laws of the State of New York (the "Company"), hereby establishes and adopts the following 2000 Incentive Plan (the "Plan").

                                    RECITALS

     WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors and/or employees and/or officers and/or consultants and/or advisors of the Company and its subsidiaries and affiliates by increasing their proprietary interest in the Company's growth and success.

     WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of share options ("Options"), grants of share appreciation rights, grants of Share Purchase Awards (hereafter defined), grants of Restricted Share Awards (hereafter defined) and grants of Performance-Based Awards (hereafter defined) to those individuals whose judgment, initiative and efforts are or have been responsible for the success of the Company.

     NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1.

                              PURPOSE OF THE PLAN

     1.1. Purpose. The purpose of the Plan is to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and other key employees of the Company and its subsidiaries who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership or increased ownership of the Company's shares of Class A Stock, $1.00 par value ("Shares"). Options granted under the Plan will be either "incentive share options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified share options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, a grant of a share appreciation right, a grant of a Share Purchase Award, a grant of a Restricted Share Award, or any other award made under the terms of the Plan.

                                   ARTICLE 2.

                            SHARES SUBJECT TO AWARDS

     2.1. Number of Shares.  Subject to the adjustment provisions of Section
10.9 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, share appreciation rights, Share Purchase Awards, Restricted Share Awards or Performance-Based Awards shall not exceed 4,000,000. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

     (1) issued or issuable pursuant to Options that have been or may be exercised;

     (2) issued or issuable pursuant to Share Purchase Awards; and

     (3) issued as, or subject to issuance as a Restricted Share Award.

     2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.

     2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

     2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 10.9 hereof, the maximum number of Shares with respect to which Options or stock appreciation rights may be granted hereunder to any employee during any fiscal year shall be 500,000 Shares (the "Limitation"). If an Option is cancelled, the cancelled Option shall continue to be counted toward the Limitation for the year granted. An Option (or a stock appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or stock appreciation right) and a grant of a new Option (or stock appreciation right) for purposes of the Limitation for that fiscal year.

                                   ARTICLE 3.

                         ELIGIBILITY AND ADMINISTRATION

     3.1. Awards to Participants. (a) Participants who receive (i) Options under Articles 4 and 6 hereof or share appreciation rights under Article 5 ("Optionees"), and (ii) Share Purchase Awards under Article 7 or Restricted Share Awards under Article 8 (in either case, a "Participant"), shall consist of such officers, key employees, consultants, representatives and other contractors and agents and Directors (hereinafter defined) of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time, provided, however, that an Option that is intended to qualify as an "incentive share option" may be granted only to an individual that is an employee of the Company or any of its subsidiaries. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

     (b) No Option which is intended to qualify as an "incentive share option" may be granted to any employee or Director who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or a parent (within the meaning of Section 424(e) of the Code), unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

     3.2. Administration. (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two Directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Unless otherwise determined by the Directors, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code and the regulations thereunder.

     Notwithstanding any other provision of this Plan, any Award to a member of the Committee must be approved by the Board of Directors of the Company (excluding Directors who are also members of the Committee) to be effective.

     (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

     (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors and employees, and other Plan participants.

                                   ARTICLE 4.

                                    OPTIONS

     4.1. Grant of Options. Directors, officers, consultants, advisors and Other Key Employees. The Committee shall determine, within the limitations of the Plan, those Directors, officers, consultants, advisors and other key employees of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive share options" or "nonqualified share options"; provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified share options."

     4.2. Share Option Agreements; etc. All Options granted pursuant to Article 4 and Article 6 herein (a) shall be authorized by the Committee and (b) shall be evidenced in writing by share option agreements ("Share Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Share Option Agreement granting Options which are intended to qualify as "incentive share options," are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive share options" and "nonqualified share options" at the same time. To the extent that any Option does not qualify as an "incentive share option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified share option."

     4.3. Option Price. The option price per each Share purchasable under any "nonqualified share option" granted pursuant to Article 4 herein shall be determined by the Committee at the time of grant of such options. The option exercise price per each Share purchasable under an "incentive share option" and any "nonqualified share option" granted pursuant to Article 6 herein shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option (except as otherwise required under Section 3.1(b)).

     4.4. Other Provisions. Options granted pursuant to this Article 4 shall be made in accordance with the terms and provisions of Article 10 hereof and any other applicable terms and provisions of the Plan.

                                   ARTICLE 5.

                           SHARE APPRECIATION RIGHTS

     5.1. Grant and Exercise. Share appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan, as follows:
(i) in the case of a nonqualified share option, such rights may be granted either at the time of the grant of such option or at any subsequent time during the term of the option; and (ii) in the case of an incentive share option, such rights may be granted only at the time of the grant of such option. A "share appreciation right" is a right to receive cash or Shares, as provided in this
Article 5, in lieu of the purchase of a Share under a related Option. A share appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a share appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A share appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share appreciation rights have been exercised.

     5.2. Terms and Conditions. Share appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (a) Share appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

          (b) Upon the exercise of a share appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares as determined by the Committee in its sole discretion equal to the excess of the then Fair Market Value of one Share over the option exercise price per Share specified in the related Option multiplied by the number of Shares in respect of which the share appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares. Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law.

          (c) Upon the exercise of a share appreciation right, the Option or part thereof to which such share appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

          (d) With respect to share appreciation rights granted in connection with an Option that is intended to be an "incentive share option," the following shall apply:

             (i) No share appreciation right shall be transferable by a Holder otherwise than by will or by the laws of descent and distribution, and share appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

             (ii) Share appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option price at which Shares can be acquired pursuant to the Option.

                                   ARTICLE 6.

                                 RELOAD OPTIONS

     6.1. Authorization of Reload Options. Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any participant in the Plan, the Committee may grant one or more reload options (each, a "Reload Option") to such participant to purchase for cash or Shares a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Article 6, as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. Except as otherwise determined by the Committee, a Reload Option will vest and become exercisable six months after the exercise of an Underlying Option or Reload Option by the Optionee delivering to the Company Shares owned by the Optionee in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be an "incentive share option," a Reload Option is not intended to qualify as an "incentive share option" under Section 422 of the Code.

     6.2. Reload Option Amendment. Each Share Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Share Option Agreement.

     6.3. Reload Option Price. The option exercise price per Share payable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the corresponding Underlying Option is exercised.

     6.4. Term and Exercise. Except as otherwise determined by the Committee, each Reload Option vests and is fully exercisable six months after its grant (i.e., six months after the corresponding Underlying Option is exercised). The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

     6.5. Termination of Employment. No additional Reload Options shall be granted to Optionees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment unless the Committee, in its sole discretion, shall determine otherwise.

     6.6. Applicability of Other Sections.  Except as otherwise provided in this
Article 6, the provisions of Article 10 applicable to Options shall apply equally to Reload Options.

                                   ARTICLE 7.

                             SHARE PURCHASE AWARDS

     7.1. Grant of Share Purchase Award. The term "Share Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to an employee (a "Purchase Loan") as set forth in this
Article 7.

     7.2. Terms of Purchase Loans. (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to the Fair Market Value on the date of the Share Purchase Award.

     (b) Interest on Purchase Loan. A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

     (c) Forgiveness of Purchase Loan. Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan. A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

     7.3. Security for Loans. (a) Stock Power and Pledge. Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Share Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined from time to time by the Committee. The share certificates for the Shares purchased by a Participant pursuant to a Share Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Share Purchase Award). Unless otherwise determined by the Committee, the Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Share Purchase Award.

     (b) Release and Delivery of Share Certificates During the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Share Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

     (c) Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Share Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

     (d) Recourse Purchase Loans. Notwithstanding Sections 7.3(a), (b) and (c) above, in the case of a recourse Purchase Loan, the Committee may make such Purchase Loan on such terms as it determines, including without limitation, not requiring a pledge of the acquired Shares.

     7.4. Termination of Employment. (a) Termination of Employment by Death, Disability or by the Company Without Cause; Change of Control. In the event of a Participant's termination of employment by reason of death, "disability" or by the Company without "cause," or in the event of a "change of control," the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control," "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

     (b) Other Termination of Employment. Subject to Section 7.4(a) above, in the event of a Participant's termination of employment for any reason, the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

     7.5. Restrictions on Transfer. No Share Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

                                   ARTICLE 8.

                               RESTRICTED AWARDS

     8.1. Restricted Share Awards. (a) Grant. A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Share Award." The Committee may grant to any employee an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Share Award granted under this Plan shall be set forth in a written agreement (a "Restricted Share Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

     (b) Issuance of Restricted Shares. As soon as practicable after the date of grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Share Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Share Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

     (c) Shareholder Rights. Beginning on the date of grant of the Restricted Share Award and subject to execution of the Restricted Share Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Share Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

     (d) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

     (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 12.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

     8.2. Terms of Restricted Shares.  (a) Forfeiture of Restricted
Shares. Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Share Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

     (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Share Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) as determined by the Committee in its sole discretion and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                                   ARTICLE 9.

                             DEFERRED SHARE AWARDS

     9.1. Shares and Administration. Awards of the right to receive Shares that are not to be distributed to the Participant until after a specified deferral period (such Award and the deferred Shares delivered thereunder hereinafter as the context shall require, the "Deferred Shares") may be made either alone or in addition to share options, share appreciation rights, or Restricted Share Awards, or Other Share-based Awards (hereafter defined) granted under the Plan. The Committee shall determine the Directors, officers and other key employees of the Company and its subsidiaries to whom and the time or times at which Deferred Shares shall be awarded, the number of Deferred Shares to be awarded to any Participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Shares will be deferred, and the terms and conditions of the award in addition to those contained in Section 9.2. In its sole discretion, the Committee may provide for a minimum payment at the end of the applicable Deferral Period based on a stated percentage of the Fair Market Value on the date of grant of the number of Shares covered by a Deferred Share award. The Committee may also provide for the grant of Deferred Shares upon the completion of a specified performance period. The provisions of Deferred Share awards need not be the same with respect to each recipient.

     9.2. Terms and Conditions.  Deferred Share awards made pursuant to this
Article 9 shall be subject to the following terms and conditions:

          (a) Subject to the provisions of the Plan, the Shares to be issued pursuant to a Deferred Share award may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period or Elective Deferral Period (defined below), where applicable, and may be subject to a risk of forfeiture during all or such portion of the Deferral Period as shall be specified by the Committee. At the expiration of the Deferral Period and Elective Deferral Period, share certificates shall be delivered to the Participant, or the Participant's legal representative, in a number equal to the number of shares covered by the Deferred Share award.

          (b) Amounts equal to any dividends declared during the Deferral Period with respect to the number of Shares covered by a Deferred Share award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional deferred Shares or otherwise reinvested, as determined at the time of the award by the Committee, in its sole discretion.

          (c) Subject to the provisions of paragraph 9.2(d) of this Article 9, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Shares in question shall be forfeited by the Participant.

          (d) In the event of the Participant's death or permanent disability during the Deferral Period (or Elective Deferral Period, where applicable), or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the Participant's Deferred Shares.

          (e) Prior to completion of the Deferral Period, a Participant may elect to further defer receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the approval of the Committee and under such terms as are determined by the Committee, all in its sole discretion.

          (f) Each award shall be confirmed by a Deferred Share agreement or other instrument executed by the Company and the Participant.

                                  ARTICLE 10.

                        GENERALLY APPLICABLE PROVISIONS

     10.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall be set by the Committee and shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive share option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced, subject to expiration due to termination of employment.

     10.2. Fair Market Value. The "Fair Market Value" of a Share as of a specified date shall mean the lower of (i) the average of the Closing Price of a Share for each Trading Day during the twenty (20) Trading Days preceding the date which Fair Market Value is being determined, or (ii) the average of the Closing Price for each Trading Day during the five (5) Trading Days preceding the date which Fair Market Value is being determined. If Shares are listed or admitted to trading on a securities exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or listed as a national market security on the Nasdaq Stock Market, Inc. ("NASDAQ"), the "Closing Price" of a Share as of a specified Trading Day shall mean the closing price of a Share on such day (or if there was no reported sale on such day, the closing bid price for that day) on a principal securities exchange or NASDAQ on which the Shares are listed or admitted to trading as reported by such exchange or NASDAQ as applicable. If the Shares are not listed or admitted to trading on any such exchange or on NASDAQ but are traded in the over-the-counter market or listed or traded on any similar system then in use, the Closing Price of a Share on a specified Trading Day shall be the average of the high bid and low asked prices of the Shares for such Trading Day as reported on such system. If the Shares are not publicly traded, then "Fair Market Value" shall be determined by the Committee in its sole discretion using appropriate criteria. In no case shall Fair Market Value be less than the par value of a Share. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify. A "Trading Day" shall mean (a) a day on which a Share is traded on the NASDAQ or the Nasdaq SmallCap Market as the case may be, or other securities market or exchange on which a Share has been listed, or (b) if a Share is not listed on the NASDAQ or the Nasdaq SmallCap Market or on any exchange or market, a day on which a Share is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if a Share is not quoted on the OTC Bulletin Board, a day on which the Share is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Share is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

     10.3. Exercise of Options. Vested Options granted under the Plan shall be exercised by the Optionee or by a Permitted Assignee thereof (or by his executors, administrators, guardian, trustee or legal representative, as provided in Sections 10.6, 10.7 and 12.1 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company's earnings), (iv) with the consent of the Company, by tendering other currently exercisable Options with a Spread equal to the Exercise Price (such tendered Options to be deemed exercised and cancelled),
(v) if Shares are traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, Inc. and the Committee authorizes this method of exercise, through the delivery of irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price, or (vi) with the consent of the Committee, any combination of (i), (ii), (iii), (iv) and (v). In connection with a tender of previously acquired Shares pursuant to clause (iii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance. For purposes of the foregoing clause
(iv), with respect to any Option tendered as payment of the Exercise Price, "Spread" shall mean the amount by which (A) the Fair Market Value of the Shares into which such Option is exercisable, determined at the date of tender, exceeds
(B) the Exercise Price of such Options.

     10.4. Transferability. No Option that is intended to qualify as an "incentive share option" under Section 422 of the Code shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. "Nonqualified share options" and any share appreciation rights granted in tandem therewith are transferrable (together and not separately) with the consent of the Committee by the Optionee or Holder, as the case may be, to any one or more of the following persons (each, a "Permitted Assignee"): (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee or Holder, as the case may be; (ii) a trust for the benefit of one or more of those persons described in clause (i) above or for the benefit of such Optionee or Holder, as the case may be, or for the benefit of any such persons and such Optionee or Holder, as the case may be; or (iii) an entity in which the Optionee or Holder or any Permitted Assignee thereof is a beneficial owner; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however that any transfer by an Optionee or Holder who is not then a Director of the Company to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee or Holder shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with an Optionee's Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 10.4.

     10.5. Termination of Employment. Unless the Committee otherwise determines, in the event of the termination of employment of an Optionee or the termination or separation from service of an advisor or consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) granted to such Optionee under this Plan and not previously exercised or expired, to the extent vested on the date of such termination, shall be exercisable as of such termination for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above. Notwithstanding the foregoing, in the event of the termination or separation from service of an Optionee for any reason other than death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any "nonqualified share options" granted to such Optionee under the Plan (to the extent vested on the date of such termination) and not previously exercised or expired to be exercisable for a period of time to be specified by the Committee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to
Section 10.1 above.

     10.6. Death. In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him (or his Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 10.1 above.

     10.7. Disability. In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee) due to total disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option that has not expired or been previously exercised and that the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within ninety (90) days after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within ninety (90) days after such termination or separation, the term of such Option shall be extended until ninety (90) days after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or
10.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

     10.8. Amendment and Modification of the Plan. The Board of Directors of the Company or the Compensation Committee of the Board of Directors, if any, may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including without limitation Sections 162(m) and 422 of the Code, or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that neither the Board of Directors nor the Committee may amend the Plan, without the approval of the Company's shareholders, to increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 10.9 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee's or Participant's consent.

     10.9. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options and share appreciation rights, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company (each, a "Reorganization"), the Committee or the Board of Directors may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Committee or the Board of Directors, as the case may be, in their sole discretion.

     10.10. Change in Control. The terms of any Award may provide in the Share Option Agreement, Restricted Share Agreement, Purchase Loan or other document evidencing the Award, that upon a "Change in Control" of the Company (as that term may be defined therein), (i) Options (and share appreciation rights) accelerate and become fully exercisable, (ii) restrictions on Restricted Shares lapse and the shares become fully vested,
(iii) Purchase Loans are forgiven in whole or in part, and (iv) such other additional benefits as the Committee deems appropriate shall apply. For purposes of this Plan, a "Change in Control" shall mean an event described in the applicable document evidencing the Award or such other event as determined in the sole discretion of the Board of Directors of the Company. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and share appreciation right outstanding hereunder shall terminate within a specified number of days after notice to the Participant or Holder, and such Participant or Holder shall receive, with respect to each Share subject to such Option or share appreciation right, an amount equal to the excess of the Fair Market Value of such Shares immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option or share appreciation right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

     10.11. Other Provisions. (a) The Committee may require each Participant purchasing Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     (b) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such share transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (c) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Awards granted under the Plan. If Awards are granted in substitution for other Awards, the Committee shall require the surrender of such other Awards in consideration for the grant of the new Awards. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     (d) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) A Participant shall have no right as a shareholder until he or she becomes the holder of record.

     (f) The Company will provide to its shareholders, at least annually, reports containing financial statements and management's discussion and analysis of financial conditions and results of operations.

     10.12. Terms of Grant.  Notwithstanding anything in Sections 10.5, 10.6 or
10.7 to the contrary, the Committee may grant an Option under such terms and conditions as may be provided in the Share Option Agreement given to the Optionee and the Committee has the discretion to modify the terms and conditions of an Option after grant as long as no rights of the Participant are impaired, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Sections 3.1(b)(ii) or
10.1 above.

                                  ARTICLE 11.

                           PERFORMANCE-BASED AWARDS.

     11.1. General. (a) Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as "performance-based compensation"(as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code ("Performance-Based Awards"). Awards shall only qualify as Performance-Based

Awards if, among other things, at the time of grant the Committee is comprised solely of two or more "outside directors" (as such term is used in Section 162(m) of the Code and the regulations thereunder).

     (b) Performance-Based Awards may be granted to Participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Participant. Such Performance-Based Awards may take the form of, without limitation, cash, Shares or any combination thereof.

     (c) The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of such Performance-Based Awards that will be paid out to the Participants, and may attach to such Performance-Based Awards one or more restrictions. The maximum amount of Performance-Based Awards (other than Options and share appreciation rights) to be awarded to any employee during any fiscal year shall be $1,000,000.

     11.2. Options and Share Appreciation Rights. Options and share appreciation rights granted under the Plan that are intended to qualify as Performance-Based Awards must have an exercise price at or above the fair market value of the Shares on the date of grant and are subject to the annual Limitation set forth in Section 2.4 hereof.

     11.3. Other Awards. Either the granting or vesting of Performance-Based Awards (other than Options and share appreciation rights) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.4 below. With respect to such Performance-Based Awards:

          (1) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

          (2) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

          (3) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

     11.4. Performance Measures. The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: gross sales; net sales; pretax income before allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Company's Class A Stock or any other publicly-traded securities of the Company; investment portfolio performance; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

                                  ARTICLE 12.

                                 MISCELLANEOUS

     12.1. Israeli Income Tax Ordinance. In the event that a Participant is liable for the payment of taxes under the Israeli Income Tax Ordinance, as amended from time to time ("ITO"), the Company and the Participant may agree that the grant of any Awards shall be in accordance with Section 102 of the ITO or equivalent or successor provisions of the ITO. In such event, the Company and the Participant shall enter into a trust agreement with a trustee appointed by the Company and the Awards will be held by such trustee for the Optionee's benefit.

     12.2. Tax Withholding. The Company shall have the right to make all payments or distributions made pursuant to the Plan to an Optionee (or a Permitted Assignee thereof) net of any applicable federal, state and local withholding taxes arising as a result of the grant of any Option, exercise of an Option or share appreciation rights or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from wages or other payments otherwise payable to such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant (or a Permitted Assignee thereof) or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee (or a Permitted Assignee thereof) may make a written election, which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to the Optionee (or a Permitted Assignee thereof) pursuant to the Plan, having an aggregate Fair Market Value equal to the withholding taxes.

     12.3. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.

     12.4. Unfunded Status of the Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Company, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

     12.5. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

     12.6. Gender and Number. In order to shorten and to improve the understandability of the Plan by eliminating the repeated usage of such phrases as "his or her," any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

     12.7. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York and construed accordingly.

     12.8. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the Board of Directors. The Plan shall be submitted for the approval of the shareholders of the Company in accordance with Section 505 of the New York Business Corporation Law within twelve months after the date of adoption of the Plan by the Board of Directors. Any Awards granted prior to such shareholder approval shall be subject to such shareholder approval. Notwithstanding the foregoing, no Option intended to qualify as an incentive share option shall be granted hereunder unless the Plan shall be approved by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board of Directors. Awards may be granted under the Plan at any time and from time to time prior to March 26, 2010, on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and share appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

     12.9. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

THE BOARD OF DIRECTORS RECOMMENDS A      THE BOARD OF DIRECTORS RECOMMENDS A
VOTE FOR PROPOSAL 1.                     VOTE FOR PROPOSAL 2.

1. ELECTION OF DIRECTORS

   FOR all      WITHHOLD    Nominees: M. Arnon, B. Benbassat,  2.  To adopt the Company's 2000 Incentive
   nominees    AUTHORITY    Y. Elinav, K.L. Henderson,             Plan
  listed to   to vote for   H. Peled, D. Steinmetz,
  the right   all nominees  R. Steinmetz, EliYahu Wagner and
  (except as   listed to    Avi A. Vigder.
   marked      the right
   to the
  contrary)
                            (INSTRUCTION: To withhold              FOR  AGAINST  ABSTAIN
                            authority to vote for any              [ ]    [ ]      [ ]
                            individual nominee(s),
                            print the name of such
                            nominee(s) below.)

                            _________________________________

3. In their discretion, upon each other matters as may properly come before the meeting.

                                  Dated: __________________________, 1999

                                  _______________________________________
                                  Signature

                                  _______________________________________
                                  Signature

                                  Please sign exactly as name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

PROXY

                       AMPAL-AMERICAN ISRAEL CORPORATION

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE NOMINEES AND THE PROPOSAL LISTED IN THE ACCOMPANYING PROXY STATEMENT,
               IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED.

The undersigned hereby constitutes and appoints RAZ STEINMETZ and ELI S. GOLDBERG, and each of them, as proxies with full power of substitution in each, to represent the undersigned and vote all shares of Class A Stock of the undersigned at the Annual Meeting of Shareholders of Ampal-American Israel Corporation to be held at the offices of Kronish Lieb Weiner & Hellman, 1114 Avenue of the Americas, 46th Floor, New York, New York, on Thursday, June 29, 2000, at 9:00 A.M., and at any adjournments thereof as follows:

            (CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)